Exhibit 99.1

Vestis Announces Quarterly Cash Dividend

ATLANTA, GA, Feb. 20, 2024 – Vestis (NYSE: VSTS) today announced that its Board of Directors has approved a quarterly cash dividend of $0.035 per share of common stock. The dividend is payable to shareholders of record at the close of business on March 15, 2024, and is expected to be paid on April 4, 2024. The amount and timing of any future dividend payment is subject to the approval of the Company's Board of Directors.

About Vestis™
Vestis is a leader in the B2B uniform and workplace supplies category. Vestis provides uniform services and workplace supplies to a broad range of North American customers from Fortune 500 companies to locally owned small businesses across a broad set of end sectors. The Company’s comprehensive service offering primarily includes a full-service uniform rental program, floor mats, towels, linens, managed restroom services, first aid supplies, and cleanroom and other specialty garment processing.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the securities laws. All statements that reflect our expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to discussions of future operations and financial performance and statements regarding our strategy for growth, future product development, regulatory approvals, competitive position and expenditures. In some cases, forward-looking statements can be identified by words such as “outlook,” “aim,” “anticipate,” “are or remain or continue to be confident,” “have confidence,” “estimate,” “expect,” “will be,” “will continue,” “will likely result,” “project,” “intend,” “plan,” “believe,” “see,” “look to” and other words and terms of similar meaning or the negative versions of such words. These forward-looking statements are subject to risks and uncertainties that may change at any time, and actual results or outcomes may differ materially from those that we expected. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict including, but not limited to: unfavorable economic conditions; increases in fuel and energy costs; the failure to retain current customers, renew existing customer contracts and obtain new customer contracts; natural disasters, global calamities, climate change, pandemics, strikes and other adverse incidents; increased operating costs and obstacles to cost recovery due to the pricing and cancellation terms of our support services contracts; a determination by our customers to reduce their outsourcing or use of preferred vendors; risks associated with suppliers from whom our products are sourced; challenge of contracts by our customers; our expansion strategy and our ability to successfully integrate the businesses we acquire and costs and timing related thereto; currency risks and other risks associated with international operations; our inability to hire and retain key or sufficient qualified personnel or increases in labor costs; continued or further unionization of our workforce; liability resulting from our participation in multiemployer-defined benefit pension plans; liability associated with noncompliance with applicable law or other governmental regulations; laws and governmental regulations including those relating to the environment, wage and hour and government contracting; increases or changes in income tax rates or tax-related laws; new interpretations of or changes in the enforcement of the government regulatory framework; a cybersecurity incident or other disruptions in the availability of our computer systems or privacy breaches; stakeholder expectations relating to environmental, social and governance considerations; the expected benefits of the separation from Aramark and the risk that conditions to the separation will not be satisfied; the risk of increased costs from lost synergies; retention of existing management team members as a result of the separation from Aramark; reaction of customers, employees and other parties to the separation from Aramark, and the impact of the separation on our business; our leverage and ability to meet debt obligations; any failure by Aramark to perform its obligations under the various separation agreements entered into in connection with the separation and distribution; a determination by the IRS that the distribution or certain related transactions are taxable; and the and the timing and occurrence (or non-occurrence) of other transactions, events and circumstances which may be beyond our control. The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see Vestis’ filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and we assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contact:

Valerie Haertel
Investor Relations and External Communications
(470) 924-1293
Haertel-Valerie@vestis.com